UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):                January 19, 2007
Crown Crafts, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7604	58-0678148

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA		70737

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code:                (225) 647-9100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.
     On January 19, 2007, Crown Crafts, Inc. issued a press release announcing that it has entered into a non-binding letter of intent for the sale of substantially all of the assets of its wholly-owned subsidiary, Churchill Weavers, Inc., to Bedford Cottage, LLC. A copy of that press release is attached hereto as Exhibit 99.1
Item 9.01.      Financial Statements and Exhibits.
     (d)      Exhibits.
          99.1       Press Release dated January 19, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN CRAFTS, INC.
By:	/s/ Amy Vidrine Samson
Amy Vidrine Samson,
Vice President and Chief Financial Officer Chief Accounting Officer

Dated: January 19, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated January 19, 2007.